UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 14, 2008

Furmanite Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	8K	74-1191271
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2435 N. Central Expressway, Richardson, Texas		75080
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-699-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

Furmanite Corporation reported 2007 year end results on March 14, 2008. The text of the current report is attached as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Furmanite Corporation reported 2007 year end results on March 14, 2008. The financial table from this report is attached as exhibit 99.2.

The information in this Current Report on Form 8-K does not update any of the information furnished under Item 2.02 in the registrant’s Current Report on Form 8-K filed with the Commission on March 14, 2008.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Furmanite Corporation

March 14, 2008	By:	Howard C. Wadsworth

Name: Howard C. Wadsworth
Title: CFO

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	2007 Year End Results Reported March 14, 2008
99.2	2007 Year End Results Table